Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation of organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Encompass Health Corporation

(Exact name of obligor as specified in its charter)

Delaware	63-0860407
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9001 Liberty Parkway Birmingham, Alabama	35242
(Address of principal executive offices)	(Zip code)

Debt Securities and

Guarantees of Debt Securities

(Title of indenture securities)

GUARANTORS

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices
Continental Medical Systems, LLC	Delaware	51-0287965	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Continental Rehabilitation Hospital of Arizona, Inc.	Delaware	25-1622264	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Acquisition Holdings, LLC	Delaware	47-4222377	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Acquisition Holdings Subsidiary, LLC	Delaware	38-3972785	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Alabama Real Estate, LLC	Delaware	81-2766540	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Arizona Real Estate, LLC	Delaware	45-2816261	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Arkansas Real Estate, LLC	Delaware	47-5318134	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Boise Holdings, LLC	Delaware	82-4174650	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Bryan Holdings, LLC	Delaware	47-5382676	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health C Corp Sub Holdings, Inc.	Delaware	81-2989887	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health California Real Estate, LLC	Delaware	46-0772862	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Central Arkansas Holdings, Inc.	Delaware	25-1604215	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Colorado Real Estate, LLC	Delaware	45-2973710	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Deaconess Holdings, LLC	Delaware	45-4093563	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Fairlawn Holdings, LLC	Delaware	02-0393832	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health GKBJH Holdings, LLC	Delaware	81-0798944	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Gulfport Holdings, LLC	Delaware	81-4340729	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Iowa Real Estate, LLC	Delaware	83-1251272	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Johnson City Holdings, LLC	Delaware	46-5136877	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Joint Ventures Holdings, LLC	Delaware	45-3462275	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Jonesboro Holdings, Inc.	Delaware	62-1347455	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Kansas Real Estate, LLC	Delaware	45-5092337	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Kentucky Real Estate, LLC	Delaware	27-5440425	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Littleton Holdings, LLC	Delaware	83-1872535	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Lubbock Holdings, LLC	Delaware	82-2884550	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Martin County Holdings, LLC	Delaware	45-4094041	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Maryland Real Estate, LLC	Delaware	47-5529679	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Massachusetts Real Estate, LLC	Delaware	47-5517900	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Midland Odessa Holdings, LLC	Delaware	81-2974816	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Myrtle Beach Holdings, LLC	Delaware	81-1407007	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Nevada Real Estate, LLC	Delaware	46-3643875	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health New Mexico Real Estate, LLC	Delaware	46-3662902	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Ohio Real Estate, LLC	Delaware	45-4508186	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Owned Hospitals Holdings, LLC	Delaware	27-2457679	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Pennsylvania Real Estate, LLC	Delaware	46-3458365	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Properties, LLC	Delaware	63-1133453	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Real Estate, LLC	Delaware	27-2811002	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Abilene, LLC	Delaware	26-2652076	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Albuquerque, LLC	Delaware	63-1011171	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC	Delaware	45-2905189	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Arlington, LLC	Delaware	63-1184844	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Austin, LLC	Delaware	26-1408389	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Bakersfield, LLC	Delaware	63-1184845	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Bluffton, LLC	Delaware	81-1718775	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Braintree, LLC	Delaware	90-1015323	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC	Delaware	47-3054927	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Charleston, LLC	South Carolina	57-0904886	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Cincinnati, LLC	Delaware	45-1441844	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of City View, LLC	Delaware	25-1587575	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.	Delaware	25-1612420	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Columbia, Inc.	Delaware	63-0974715	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Concord, Inc.	Delaware	63-1102594	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Cypress, LLC	Delaware	27-3444511	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Dallas, LLC	Delaware	26-2934144	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Dayton, LLC	Delaware	27-0844718	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Desert Canyon, LLC	Delaware	27-2457834	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Dothan, Inc.	Alabama	63-1097851	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of East Valley, LLC	Delaware	26-2942698	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Erie, LLC	Delaware	63-1105904	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Florence, Inc.	South Carolina	57-0775688	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Fort Smith, LLC	Delaware	63-1105919	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Franklin, LLC	Delaware	27-4344918	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Fredericksburg, LLC	Delaware	20-0949793	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Gadsden, LLC	Delaware	27-4000610	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Harmarville, LLC	Delaware	52-1960506	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Henderson, LLC	Delaware	63-1262946	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Humble, LLC	Delaware	46-4003807	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Katy, LLC	Delaware	82-4549154	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Kingsport, LLC	Delaware	63-1028003	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Lakeview, LLC	Delaware	25-1573943	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Largo, LLC	Delaware	63-1134645	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Las Vegas, LLC	Delaware	25-1693810	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Littleton, LLC	Delaware	45-4929357	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Manati, Inc.	Delaware	20-1151662	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC	Delaware	63-1105923	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Miami, LLC	Delaware	27-5253818	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Middletown, LLC	Delaware	27-3463026	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Modesto, LLC	Delaware	46-4417320	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Montgomery, Inc.	Alabama	63-1106107	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Murrieta, LLC	Delaware	82-3473130	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of New England, LLC	Delaware	90-1015581	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Newnan, LLC	Delaware	27-3390540	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.	Delaware	63-1105924	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC	Delaware	63-1184835	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Northern Virginia, LLC	Delaware	26-1159764	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.	Delaware	25-1654947	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Ocala, LLC	Delaware	27-3308405	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Panama City, Inc.	Florida	63-1119356	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Pearland, LLC	Delaware	81-1940348	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Petersburg, LLC	Delaware	20-0948362	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Plano, LLC	Delaware	25-1661222	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Reading, LLC	Delaware	72-1397929	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Richardson, LLC	Delaware	20-5315890	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Round Rock, LLC	Delaware	20-8038733	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of San Antonio, Inc.	Delaware	63-1105930	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of San Juan, Inc.	Delaware	46-0977422	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Sarasota, LLC	Delaware	63-1134650	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Scottsdale, LLC	Delaware	63-1184846	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Shelby County, LLC	Delaware	27-0275705	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Spring Hill, Inc.	Delaware	63-1244181	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Sugar Land, LLC	Delaware	27-2810882	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Sunrise, LLC	Delaware	63-1134714	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital of Tallahassee, LLC	Delaware	63-1134713	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Texarkana, LLC	Delaware	63-1105916	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC	Delaware	26-1408611	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of The Woodlands, Inc.	Delaware	63-1105909	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Hospital of Toms River, LLC	Delaware	63-1105897	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.	Delaware	63-1105921	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Tustin, L.P.	Delaware	33-0695017	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Utah, LLC	Delaware	63-1105917	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Vineland, LLC	Delaware	26-2414472	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC	Massachusetts	04-2987822	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of York, LLC	Delaware	63-1105925	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Rehabilitation Hospital of The Vintage, LLC	Delaware	27-0941690	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Rehabilitation Hospital Vision Park, LLC	Delaware	26-0518706	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Rehabilitation Institute of Tucson, LLC	Alabama	63-1184847	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Savannah Holdings, LLC	Delaware	47-1113576	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Sea Pines Holdings, LLC	Delaware	45-4093483	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Sewickley Holdings, LLC	Delaware	82-2153220	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health South Carolina Real Estate, LLC	Delaware	46-3629300	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health South Dakota Real Estate, LLC	Delaware	83-2536799	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Support Companies, LLC	Delaware	46-2882734	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Texas Real Estate, LLC	Delaware	27-3167838	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Tucson Holdings, LLC	Delaware	45-4055073	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Tulsa Holdings, LLC	Delaware	47-4340755	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Tyler Holdings, Inc.	Delaware	25-1667731	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Utah Real Estate, LLC	Delaware	46-3649491	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC	Delaware	63-1184848	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Virginia Real Estate, LLC	Delaware	47-2424063	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Walton Rehabilitation Hospital, LLC	Delaware	46-1318969	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health West Tennessee Holdings, LLC	Delaware	47-5213142	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health West Virginia Real Estate, LLC	Delaware	27-4647272	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Westerville Holdings, LLC	Delaware	47-4109302	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Winston-Salem Holdings, LLC	Delaware	81-3262644	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Yuma Holdings, Inc.	Delaware	95-4895912	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
HealthSouth Rehabilitation Hospital of Austin, Inc.	Delaware	63-1105908	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

HealthSouth Rehabilitation Hospital of Fort Worth, LLC	Delaware	63-0923506	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Print Promotions Group, LLC	Delaware	46-2863772	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Rebound, LLC	Delaware	62-1178229	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Rehabilitation Hospital Corporation of America, LLC	Delaware	23-2655290	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Rehabilitation Hospital of North Alabama, LLC	Delaware	37-1921725	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Rehabilitation Hospital of Plano, LLC	Delaware	25-1612423	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Reliant Blocker Corp.	Delaware	27-5236263	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Western Neuro Care, Inc.	Delaware	94-3030235	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

A&B Home Health Solutions, LLC	Delaware	20-4540091	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Abba Home Health, L.P.	Texas	75-2534367	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Advanced Homecare Holdings, Inc.	Delaware	61-1475415	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Advanced Homecare Management, Inc.	Delaware	32-0125426	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

AHM Action Home Health, LP	Texas	77-0646156	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

AHM Texas GP, LLC	Delaware	30-0271368	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

AHM Texas LP, Inc.	Delaware	35-2237067	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Apex Hospice LLC	Texas	27-2229546	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Best Home Care LP	Texas	42-1704170	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Home Health of Alabama, LLC	Alabama	26-2248812	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Camellia Home Health of East Tennessee, LLC	Delaware	27-2628199	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Home Health of the Gulf Coast, LLC	Mississippi	26-3050037	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of Central Mississippi, LLC	Mississippi	20-3057356	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of East Louisiana, LLC	Delaware	27-4820487	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of Louisiana, LLC	Delaware	20-4342946	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of North Mississippi, LLC	Mississippi	45-2778838	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Camellia Hospice of Northeast Alabama, LLC	Alabama	46-4593038	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of Northeast Mississippi, LLC	Mississippi	45-2778995	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of South Alabama, LLC	Mississippi	81-3288383	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Hospice of Southwest Mississippi, LLC	Mississippi	26-4510727	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Camellia Hospice of the Gulf Coast, LLC	Mississippi	26-4510843	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Camellia Medical Systems, Inc. f/k/a Medical Systems, Incorporated	Mississippi	64-0559028	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareServices of the Treasure Coast, LLC	Florida	65-1094467	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth Health System, Inc.	Delaware	58-2357208	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Columbus, LLC	Georgia	20-5926930	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Dothan, LLC	Georgia	20-5757719	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Gainesville, LLC	Georgia	20-5757801	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

CareSouth HHA Holdings of Greensboro, LLC	Georgia	20-5757822	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Lexington, LLC	Georgia	20-5757856	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of North Florida, LLC	Georgia	32-0379155	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
CareSouth HHA Holdings of Panama City, LLC	Florida	20-3756084	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Richmond, LLC	Delaware	54-1735874	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of South Carolina, LLC	Georgia	26-2501863	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Tallahassee, LLC	Florida	20-8362703	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of the Bay Area, LLC	Georgia	80-0820776	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Valley, LLC	Georgia	20-5757756	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Virginia, LLC	Georgia	27-2418988	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Washington, LLC	Georgia	20-5768202	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth HHA Holdings of Western Carolina, LLC	Georgia	45-3146767	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

CareSouth HHA Holdings of Winchester, LLC	Georgia	20-5927443	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
CareSouth HHA Holdings, LLC	Georgia	20-5926895	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CareSouth Hospice, LLC	Georgia	45-3146366	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Continental Home Care, LLC	Delaware	73-1607178	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

CS Health & Wellness, LLC	Georgia	45-2794191	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Day-By-Day Staff Relief, LLC	Delaware	73-1483633	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Dosik, Inc.	Texas	76-0483809	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

DRC Health Systems, L.P.	Texas	76-0505022	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

EHHI Holdings, Inc.	Delaware	26-0553016	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health Corporation	Delaware	47-2409257	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Home Health Holdings, Inc.	Delaware	47-2409192	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Health Home Health of Alabama, LLC	Delaware	83-4080476	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of Birmingham, LLC	Delaware	83-4088630	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of Central Virginia, LLC	Delaware	84-4239430	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of Florida, LLC	Delaware	83-4639428	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of Kentucky, LLC	Delaware	82-4928761	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of New England, LLC	Delaware	83-2563555	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Home Health of Ohio, LLC	Delaware	83-2187750	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Hospice of Alabama, LLC	Delaware	83-4110877	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Hospice of Pennsylvania, LLC	Delaware	84-2986211	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Health Hospice of the Midwest, LLC	Delaware	83-0831560	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Health Hospice of the Southwest, LLC	Delaware	84-3812786	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of Austin, LLC	Texas	27-2447532	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Encompass Home Health of Colorado, LLC	Delaware	26-4459105	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of DFW, LLC	Texas	27-2447719	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of East Texas, LLC	Delaware	81-3237748	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of New England, LLC	Delaware	46-1140583	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of the Mid Atlantic, LLC	Delaware	46-1385982	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of the Midwest, LLC	Delaware	81-2976963	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Home Health of the Southeast, LLC	Florida	47-1159229	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Encompass Home Health of the West, LLC	Idaho	45-2732517	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass Hospice of the West, LLC	Idaho	45-2732643	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass of Fort Worth, LP	Texas	11-3731472	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Encompass of West Texas, LP	Texas	20-1141684	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Excella Associates, L.L.C.	Massachusetts	45-5458768	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Excella Healthcare, Inc.	Massachusetts	45-0467774	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Excella Home Health Agency, LLC	Massachusetts	27-3571315	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Excella Homecare, Inc.	Massachusetts	57-1238340	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Guardian Home Care, Inc.	Idaho	84-1419555	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Hallmark Homecare, L.P.	Texas	74-2963606	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
HealthCare Innovations of Oklahoma, L.L.C.	Texas	73-1591457	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

HealthCare Innovations of Western Oklahoma, L.L.C.	Texas	35-2176144	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

HealthCare Innovations-Travertine Health Services, L.L.C.	Texas	73-1587613	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Home Health Care of Bogalusa, Inc.	Delaware	64-0714358	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Home Health Care Systems, Inc.	Mississippi	64-0695644	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Hospice Care of Mississippi, LLC	Mississippi	20-0086979	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Idaho Homecare Holdings, Inc.	Idaho	26-4040999	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Orion Homecare, LLC	Idaho	30-0570179	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Preferred Home Health, L.P.	Texas	76-0354395	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242
Saad Healthcare of St. Clair County LLC	Delaware	83-1056127	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Texas Senior Care, L.P.	Texas	75-2036507	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

TH of San Antonio LLC	Texas	27-3260835	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

WellCare, Inc.	New Mexico	85-0441097	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Wellmark Healthcare Services of El Paso, Inc.	Texas	74-2727486	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

West Mississippi Home Health Services, Inc.	Mississippi	64-0944772	c/o Encompass Health Corporation 9001 Liberty Parkway Birmingham, Alabama 35242

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee as now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 1, 2019.*

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated November 1, 2019.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*

Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Filing S-3ASR dated December 20, 2019 of Cboe Global Markets, Inc., file number 333-235649.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and State of Georgia on the 12th day of May, 2020.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

EXHIBIT 6

May 12, 2020

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business December 31, 2019, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$21,178
Interest-bearing balances		119,085
Securities:
Held-to-maturity securities		153,873
Available-for-sale securities		251,838
Equity Securities with readily determinable fair value not held for trading		96

Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		57
Securities purchased under agreements to resell		60,355
Loans and lease financing receivables:
Loans and leases held for sale		16,488
Loans and leases, net of unearned income	927,231
LESS: Allowance for loan and lease losses	9,284
Loans and leases, net of unearned income and allowance		917,947
Trading Assets		61,182
Premises and fixed assets (including capitalized leases)		11,822
Other real estate owned		296
Investments in unconsolidated subsidiaries and associated companies		13,242
Direct and indirect investments in real estate ventures		110
Intangible assets		36,032
Other assets		49,318

Total assets		$1,712,919

LIABILITIES
Deposits:
In domestic offices		$1,326,735
Noninterest-bearing	399,083
Interest-bearing	927,652
In foreign offices, Edge and Agreement subsidiaries, and IBFs		55,403
Noninterest-bearing	748
Interest-bearing	54,655
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		4,283
Securities sold under agreements to repurchase		5,593

Dollar Amounts In Millions
Trading liabilities	9,458
Other borrowed money
(Includes mortgage indebtedness and obligations under capitalized leases)	100,635
Subordinated notes and debentures	11,937
Other liabilities	31,482

Total liabilities	$1,545,526

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	114,728
Retained earnings	51,071
Accumulated other comprehensive income	1,028
Other equity capital components	0

Total bank equity capital	167,346
Noncontrolling (minority) interests in consolidated subsidiaries	47

Total equity capital	167,393

Total liabilities, and equity capital	$1,712,919

I, John R. Shrewsberry, Sr. EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

John R. Shrewsberry

Sr. EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Directors

James H. Quigley

Theodore F. Craver, Jr.

Juan A. Pujadas